SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                              October 28, 2002
                     ---------------------------------
                     (Date of earliest event reported)


                      Tumbleweed Communications Corp.
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           (Exact name of Registrant as specified in its charter)


       Delaware                      000-26223                94-3336053
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(State of Incorporation)       (Commission File No.)       (IRS Employer
                                                           Identification No.)


                             700 SAGINAW DRIVE
                       REDWOOD CITY, CALIFORNIA 94063
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        (Address of principal executive offices, including zip code)


                               (650) 216-2000
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            (Registrant's telephone number, including area code)


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       (Former name or former address, if changed since last report)




ITEM 5.  OTHER EVENTS

         In August 2002, the Board of Directors of Tumbleweed Communications Corp. (the "Company") approved a one-year stock repurchase program authorizing the Company to repurchase up to an aggregate of $10 million of its common stock. In October 2002, the Company adopted a 10b5-1 plan, which allows the Company to repurchase its stock under its repurchase program during a period in which the Company is in possession of material non-public information, provided the Company previously communicated repurchase instructions to its broker at a time when the Company was not in possession of such material non-public information. Importantly, the 10b5-1 plan does not increase the aggregate $10 million amount authorized for repurchase purposes.



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            TUMBLEWEED COMMUNICATIONS CORP.


Date: October 28, 2002                      By: /s/ Bernard J. Cassidy
                                                ------------------------------
                                                Bernard J. Cassidy
                                                Vice President and General
                                                Counsel